Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

CORPORATE MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	Yes	No
Copies of bank statements[1]
Cash disbursements journals[1]
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt[1]
Copies of tax returns filed during reporting period[1]
Summary of Unpaid Post-Petition Debts	MOR-4	Yes	No
Listing of Aged Accounts Payable[1]
Accounts Receivable Aging	MOR-5	Yes	No
Payments to Insiders	MOR-6	Yes	No
Payments to Professionals	MOR-6	Yes	No
Debtor Questionnaire	MOR-7	Yes	No

Note 1: Full record is voluminous but can be provided upon request.

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with monthly reporting requirements applicable in the Debtors' chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not necessarily prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Sheldon L. Bruha	March 19th, 2021
Signature	Date

Sheldon L. Bruha, Executive Vice President and CFO

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

The report includes activity from the following Debtors and related case numbers:

LISTING OF DEBTOR ENTITIES

Debtor	Case Number	Debtor	Case Number
Citizens Capital Ventures Corp.	20-22477	Frontier Communications Of Indiana, LLC	20-22543
Citizens Directory Services Company L.L.C.	20-22478	Frontier Communications Of Iowa, LLC	20-22545
Citizens Louisiana Accounting Company	20-22479	Frontier Communications Of Lakeside, Inc.	20-22550
Citizens Newcom Company	20-22480	Frontier Communications Of Lakewood, LLC	20-22554
Citizens Newtel, LLC	20-22486	Frontier Communications Of Michigan, Inc.	20-22558
Citizens Pennsylvania Company LLC	20-22493	Frontier Communications Of Minnesota, Inc.	20-22561
Citizens SERP Administration Company	20-22497	Frontier Communications Of Mississippi LLC	20-22564
Citizens Telecom Services Company L.L.C.	20-22501	Frontier Communications Of Mt. Pulaski, Inc.	20-22567
Citizens Telecommunications Company Of Minnesota, LLC	20-22519	Frontier Communications Of New York, Inc.	20-22571
Citizens Telecommunications Company Of California Inc.	20-22508	Frontier Communications Of Orion, Inc.	20-22572
Citizens Telecommunications Company Of Illinois	20-22514	Frontier Communications Of Oswayo River LLC	20-22482
Citizens Telecommunications Company Of Nebraska	20-22528	Frontier Communications Of Pennsylvania, LLC	20-22485
Citizens Telecommunications Company Of Nebraska LLC	20-22532	Frontier Communications Of Rochester, Inc.	20-22489
Citizens Telecommunications Company Of Nevada	20-22539	Frontier Communications Of Seneca-Gorham, Inc.	20-22491
Citizens Telecommunications Company Of New York, Inc.	20-22544	Frontier Communications Of Sylvan Lake, Inc.	20-22494
Citizens Telecommunications Company Of Tennessee L.L.C.	20-22553	Frontier Communications of the Carolinas LLC	20-22498
Citizens Telecommunications Company Of The White Mountains, Inc.	20-22481	Frontier Communications Of The South, LLC	20-22503
Citizens Telecommunications Company Of Utah	20-22487	Frontier Communications Of The Southwest Inc.	20-22505
Citizens Telecommunications Company Of West Virginia	20-22492	Frontier Communications Of Thorntown, LLC	20-22509
Citizens Utilities Capital L.P.	20-22496	Frontier Communications Of Virginia, Inc.	20-22513
Citizens Utilities Rural Company, Inc.	20-22502	Frontier Communications Of Wisconsin LLC	20-22518
Commonwealth Communication, LLC	20-22504	Frontier Communications Online And Long Distance Inc.	20-22522
Commonwealth Telephone Company LLC	20-22512	Frontier Communications Services Inc.	20-22527
Commonwealth Telephone Enterprises LLC	20-22516	Frontier Directory Services Company, LLC	20-22533
Commonwealth Telephone Management Services, Inc.	20-22521	Frontier Florida LLC	20-22537
CTE Holdings, Inc.	20-22526	Frontier Infoservices Inc.	20-22540
CTE Services, Inc.	20-22531	Frontier Midstates Inc.	20-22549
CTE Telecom, LLC	20-22536	Frontier Mobile LLC	20-22551
CTSI, LLC	20-22541	Frontier North Inc.	20-22556
CU Capital LLC	20-22546	Frontier Security Company	20-22560
CU Wireless Company LLC	20-22552	Frontier Services Corp.	20-22563
Electric Lightwave NY, LLC	20-22557	Frontier Southwest Incorporated	20-22484
Evans Telephone Holdings, Inc.	20-22562	Frontier Subsidiary Telco LLC	20-22490
Fairmount Cellular LLC	20-22566	Frontier Techserv, Inc.	20-22499
Frontier ABC LLC	20-22570	Frontier Telephone Of Rochester, Inc.	20-22507
Frontier California Inc.	20-22573	Frontier Video Services Inc.	20-22515
Frontier Communications - Midland, Inc.	20-22574	Frontier West Virginia Inc.	20-22524
Frontier Communications - Prairie, Inc.	20-22569	GVN Services	20-22530
Frontier Communications - Schuyler, Inc.	20-22483	N C C Systems, Inc.	20-22535
Frontier Communications Corporate Services Inc.	20-22488	Navajo Communications Co., Inc.	20-22542
Frontier Communications Corporation	20-22476	Newco West Holdings LLC	20-22548
Frontier Communications ILEC Holdings LLC	20-22495	Ogden Telephone Company	20-22555
Frontier Communications Of America, Inc.	20-22506	Phone Trends, Inc.	20-22475
Frontier Communications Of Ausable Valley, Inc.	20-22511	Rhinelander Telecommunications, LLC	20-22559
Frontier Communications Of Breezewood, LLC	20-22517	Rib Lake Cellular For Wisconsin RSA #3, Inc.	20-22565
Frontier Communications Of Canton, LLC	20-22520	Rib Lake Telecom, Inc.	20-22568
Frontier Communications of Delaware, Inc.	20-22525	SNET America, Inc.	20-22578
Frontier Communications Of Depue, Inc.	20-22529	TCI Technology & Equipment LLC	20-22575
Frontier Communications Of Georgia LLC	20-22534	The Southern New England Telephone Company	20-22576
Frontier Communications Of Illinois, Inc.	20-22538	Total Communications, Inc.	20-22577

Northwest Operations Debtor Entities[1]
Frontier Communications Northwest Inc.	20-22500	Citizens Telecommunications Company Of Idaho	20-22510
Citizens Telecommunications Company Of Oregon	20-22547	Citizens Telecommunications Company Of Montana	20-22523

Note 1: Pursuant to the order entered by the Bankruptcy Court approving the sale of the Company’s Northwest Operations, among other things, the chapter 11 cases of the following entities have been dismissed.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1]

Case Number	Debtor	Cash Receipts	Cash Disbursements
20-22477	Citizens Capital Ventures Corp.	$ -	$ -
20-22478	Citizens Directory Services Company L.L.C.	-	-
20-22479	Citizens Louisiana Accounting Company	-	-
20-22480	Citizens Newcom Company	-	-
20-22486	Citizens Newtel, LLC	-	-
20-22493	Citizens Pennsylvania Company LLC	-	-
20-22497	Citizens SERP Administration Company	-	-
20-22501	Citizens Telecom Services Company L.L.C.	419,879,218	419,799,696
20-22519	Citizens Telecommunications Company Of Minnesota, LLC	-	-
20-22508	Citizens Telecommunications Company Of California Inc.	-	-
20-22514	Citizens Telecommunications Company Of Illinois	-	-
20-22528	Citizens Telecommunications Company Of Nebraska	-	-
20-22532	Citizens Telecommunications Company Of Nebraska LLC	-	-
20-22539	Citizens Telecommunications Company Of Nevada	-	-
20-22544	Citizens Telecommunications Company Of New York, Inc.	-	-
20-22553	Citizens Telecommunications Company Of Tennessee L.L.C.	-	-
20-22481	Citizens Telecommunications Company Of The White Mountains, Inc.	-	-
20-22487	Citizens Telecommunications Company Of Utah	-	-
20-22492	Citizens Telecommunications Company Of West Virginia	-	-
20-22496	Citizens Utilities Capital L.P.	-	-
20-22502	Citizens Utilities Rural Company, Inc.	-	-
20-22504	Commonwealth Communication, LLC	-	-
20-22512	Commonwealth Telephone Company LLC	-	-
20-22516	Commonwealth Telephone Enterprises LLC	-	-
20-22521	Commonwealth Telephone Management Services, Inc.	-	-
20-22526	CTE Holdings, Inc.	-	-
20-22531	CTE Services, Inc.	-	-
20-22536	CTE Telecom, LLC	-	-
20-22541	CTSI, LLC	-	-
20-22546	CU Capital LLC	-	-
20-22552	CU Wireless Company LLC	-	-
20-22557	Electric Lightwave NY, LLC	-	-
20-22562	Evans Telephone Holdings, Inc.	-	-
20-22566	Fairmount Cellular LLC	-	-
20-22570	Frontier ABC LLC	-	-
20-22573	Frontier California Inc.	-	-
20-22574	Frontier Communications - Midland, Inc.	-	-
20-22569	Frontier Communications - Prairie, Inc.	-	-
20-22483	Frontier Communications - Schuyler, Inc.	-	-
20-22488	Frontier Communications Corporate Services Inc.	-	-
20-22476	Frontier Communications Corporation	602,269,203	537,077,060
20-22495	Frontier Communications ILEC Holdings LLC	-	-
20-22506	Frontier Communications Of America, Inc.	-	-
20-22511	Frontier Communications Of Ausable Valley, Inc.	-	-
20-22517	Frontier Communications Of Breezewood, LLC	-	-
20-22520	Frontier Communications Of Canton, LLC	-	-
20-22525	Frontier Communications of Delaware, Inc.	-	-
20-22529	Frontier Communications Of Depue, Inc.	-	-
20-22534	Frontier Communications Of Georgia LLC	-	-
20-22538	Frontier Communications Of Illinois, Inc.	-	-
20-22543	Frontier Communications Of Indiana, LLC	-	-
20-22545	Frontier Communications Of Iowa, LLC	-	-
20-22550	Frontier Communications Of Lakeside, Inc.	-	-
20-22554	Frontier Communications Of Lakewood, LLC	-	-
20-22558	Frontier Communications Of Michigan, Inc.	-	-
20-22561	Frontier Communications Of Minnesota, Inc.	-	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS[1]

Case Number	Debtor	Cash Receipts	Cash Disbursements
20-22564	Frontier Communications Of Mississippi LLC	-	-
20-22567	Frontier Communications Of Mt. Pulaski, Inc.	-	-
20-22571	Frontier Communications Of New York, Inc.	-	-
20-22572	Frontier Communications Of Orion, Inc.	-	-
20-22482	Frontier Communications Of Oswayo River LLC	-	-
20-22485	Frontier Communications Of Pennsylvania, LLC	-	-
20-22489	Frontier Communications Of Rochester, Inc.	-	-
20-22491	Frontier Communications Of Seneca-Gorham, Inc.	-	-
20-22494	Frontier Communications Of Sylvan Lake, Inc.	-	-
20-22498	Frontier Communications of the Carolinas LLC	-	-
20-22503	Frontier Communications Of The South, LLC	-	-
20-22505	Frontier Communications Of The Southwest Inc.	-	-
20-22509	Frontier Communications Of Thorntown, LLC	-	-
20-22513	Frontier Communications Of Virginia, Inc.	-	-
20-22518	Frontier Communications Of Wisconsin LLC	45,158	44,601
20-22522	Frontier Communications Online And Long Distance Inc.	-	-
20-22527	Frontier Communications Services Inc.	-	-
20-22533	Frontier Directory Services Company, LLC	-	-
20-22537	Frontier Florida LLC	-	-
20-22540	Frontier Infoservices Inc.	-	-
20-22549	Frontier Midstates Inc.	-	-
20-22551	Frontier Mobile LLC	-	-
20-22556	Frontier North Inc.	-	-
20-22560	Frontier Security Company	-	-
20-22563	Frontier Services Corp.	7,200	7,500
20-22484	Frontier Southwest Incorporated	-	-
20-22490	Frontier Subsidiary Telco LLC	-	-
20-22499	Frontier Techserv, Inc.	-	-
20-22507	Frontier Telephone Of Rochester, Inc.	2,399,272	2,399,000
20-22515	Frontier Video Services Inc.	-	-
20-22524	Frontier West Virginia Inc.	-	-
20-22530	GVN Services	-	-
20-22535	N C C Systems, Inc.	-	-
20-22542	Navajo Communications Co., Inc.	-	-
20-22548	Newco West Holdings LLC	-	-
20-22555	Ogden Telephone Company	-	-
20-22475	Phone Trends, Inc.	-	-
20-22559	Rhinelander Telecommunications, LLC	-	-
20-22565	Rib Lake Cellular For Wisconsin RSA #3, Inc.	-	-
20-22568	Rib Lake Telecom, Inc.	-	-
20-22578	SNET America, Inc.	-	-
20-22575	TCI Technology & Equipment LLC	-	-
20-22576	The Southern New England Telephone Company	-	-
20-22577	Total Communications, Inc.	2,805,650	2,642,187

Northwest Operations Debtor Entities
20-22500	Frontier Communications Northwest Inc.	-	-
20-22547	Citizens Telecommunications Company Of Oregon	-	-
20-22510	Citizens Telecommunications Company Of Idaho	-	-
20-22523	Citizens Telecommunications Company Of Montana	-	-

Total		$ 1,027,405,701	$ 961,970,043

Note 1: Includes cash receipts and disbursements related to third party transactions as well as intercompany transfers between Debtors.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-1: BANK ACCOUNT RECONCILIATIONS[1]

Case Number	Legal Entity	Institution	Type of Account	Account Number[2]	Ending Bank Balance
20-22476	Frontier Communications Corporation	JPMorgan Asset Management	Money Market Fund	x1091	$ 1,001,000,000
20-22476	Frontier Communications Corporation	Wells Fargo Bank, N.A.	Money Market Fund	x6390	961,532,452
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Restricted Cash	x0413	48,793,040
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Primary Concentration	x1846	10,255,655
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Sub-Concentration	x6485	17,089,518
20-22476	Frontier Communications Corporation	Fifth Third Bank	Sub-Concentration & Collection	x3292	7,540,571
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x9737	5,000,935
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x5392	1,111,972
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x3446	2,105,662
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9544	553,928
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x6388	248,251
20-22501	Citizens Telecom Services Company L.L.C.	HSBC Bank USA, N.A.	Collection	x8011	200,317
20-22577	Total Communications, Inc.	TD Bank, N.A.	Local / Sub-Concentration	x9625	307,056
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9551	100,838
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9536	100,023
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Sub-Concentration & Collection	x6027	178,122
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Disbursement	x5406	50,790
20-22501	Citizens Telecom Services Company L.L.C.	HSBC Bank USA, N.A.	Collection	x9765	50,378
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x9569	31,353
20-22563	Frontier Services Corp.	JPMorgan Chase Bank, N.A.	Local / Captive Insurance	x7809	25,550
20-22476	Frontier Communications Corporation	HSBC Bank USA, N.A.	Collection	x5870	839,053
20-22507	Frontier Telephone Of Rochester, Inc.	HSBC Bank USA, N.A.	Collection	x7702	20,626
20-22501	Citizens Telecom Services Company L.L.C.	PNC Bank, N.A.	Sub-Concentration & Collection	x0723	28,831
20-22518	Frontier Communications Of Wisconsin LLC	Associated Bank, N.A.	Local / Depository	x2166	18,163
20-22501	Citizens Telecom Services Company L.L.C.	Associated Bank, N.A.	Local / Depository	x2071	6,260
20-22501	Citizens Telecom Services Company L.L.C.	Norwich Telops Federal Credit Union	Local / Depository	x4523	5,529
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x7638	8,105
20-22476	Frontier Communications Corporation	BlackRock Investments, Inc.	Money Market Fund	x2605	-
20-22476	Frontier Communications Corporation	Deutsche Bank – DWS	Money Market Fund	x2495	-
20-22476	Frontier Communications Corporation	Deutsche Bank AG	Local / Restricted Cash	x0024	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x7963	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x3872	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x0349	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x2523	-
20-22501	Citizens Telecom Services Company L.L.C.	Fifth Third Bank	Collection	x2531	-
20-22476	Frontier Communications Corporation	Goldman Sachs & Co	Money Market Fund	x8515	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8819	-
20-22576	The Southern New England Telephone Company	JPMorgan Chase Bank, N.A.	Local / Reserved	x8119	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9829	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x9837	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x1867	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x1913	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8559	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8674	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8682	-
20-22476	Frontier Communications Corporation	JPMorgan Chase Bank, N.A.	Disbursement	x6615	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x7977	-
20-22501	Citizens Telecom Services Company L.L.C.	JPMorgan Chase Bank, N.A.	Collection	x8314	-
20-22476	Frontier Communications Corporation	Morgan Stanley	Money Market Fund	x0280	-
20-22501	Citizens Telecom Services Company L.L.C.	PNC Bank, N.A.	Collection	x0731	-
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Collection	x1885	-
20-22501	Citizens Telecom Services Company L.L.C.	Wells Fargo Bank, N.A.	Collection	x4599	-
20-22476	Frontier Communications Corporation	Deutsche Bank AG	Local / Drawdown	x0032	-
Total Bank Balance (incl. restricted cash)					$ 2,057,202,979

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-1: BANK ACCOUNT RECONCILIATIONS[1]

Case Number	Legal Entity	Institution	Type of Account	Account Number[2]	Ending Bank Balance

Bank-to-Book Reconciliation:
Total Bank Balance					$ 2,057,202,979
(+) Receipts in Transit					21,144,453
(-) Restricted Cash					(58,325,492)
Cash and Cash Equivalents - Book					$ 2,020,021,940

Note 1: Copies of Bank Statements and Cash Disbursement journals are available upon request.
Note 2: Accounts listed as "xxxx" have account numbers of 6 or fewer digits and have been excluded for confidentiality purposes.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-2: STATEMENT OF OPERATIONS (UNAUDITED)
($ 000s)

2/1/21 - 2/28/21

Revenue	$ 560,516

Cost of Services	(67,688)
Other O&M Expenses	(256,593)
Taxes Other Than Income	(12,247)

Total Operating & Maintenance Expense	($ 336,528)

Depreciation and Amortization	(127,765)
Other Income (Loss)	(3,259)

Income from Operations	$ 92,964

Interest Expense	(29,251)
Income Taxes	(19,672)

Net Income	$ 44,040

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-3: BALANCE SHEET (UNAUDITED)
($ 000s)
As of 2/28/21
Current Assets:
Cash and Cash Equivalents	$ 66,974
Temporary Investments	1,953,048
Accounts Receivable, Net	577,277
Prepayments	92,676
Other Current Assets	144,466

Total Current Assets	$ 2,834,441

Property, Plant, & Equipment, Net	12,963,850

Other Assets:
Goodwill	-
Intangibles	624,501
Notes Receivable	0
Unamortized Debt Issuance Costs	-
Restricted Cash	58,316
Other Deferred Debits	114,443
Receivable from Associated Companies	0
Investment in Associated Companies	(0)
Other Assets	357,280

Total Assets	$ 16,952,831

Current Liabilities:
Total Accounts Payable	550,674
Current Portion of Long-Term Debt	5,781,745
Advanced Billing	207,014
Customers' Deposits	5,373
Interest Accrued	74,010
Accrued Taxes	295,595
Current Pension & OPEB Liabilities	47,982
Other Current & Accr Liabilities	286,194

Total Current Liabilities	$ 7,248,586

Other Liabilities:
Customer Advances for Construction	6,642
Other Payables	398,550
Deferred Income Taxes	303,501
Other Deferred Credits	29,476
Long Term Pension & OPEB Liabilities	2,193,748
Payables to Associated Companies	(0)
Advances from Associated Companies	(0)
Other Long-Term Debt	0
Contributions in Aid of Construction	10,874
Liabilities Subject to Compromise[1]	11,567,270

Total Liabilities	$ 21,758,648

Equity:
Common Stock Series B	26,506
Preferred Stock	-
Additional Paid In Capital	4,790,167
Net Retained Earnings	(8,890,226)
Unrealized Gain (Loss)	(745,570)
Addition (Reduction) to Equity	28,478
Treasury Stock	(15,173)

Total Equity	($ 4,805,817)

Total Liability & Equity	$ 16,952,831

Note 1: The Debtors are currently working with their independent auditor to determine the proper balance and reporting for Liabilities Subject to Compromise. Once determined, certain liabilities are likely to be reclassified to/from Current and Other Liabilities to/from Liabilities Subject to Compromise.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-4: STATUS OF POST-PETITION TAXES

Office of the US Trustee:

Re: Monthly Operating Report Attestation Regarding Post Petition Taxes

The Debtors, Frontier Communications Corporation, and its affiliate Debtors hereby submit this attestation regarding post petition taxes. All post petition taxes, which are not subject to dispute or reconciliation, are current. There are no material disputes or reconciliations.

/s/ Sheldon L. Bruha	March 19th, 2021
Signature	Date

Sheldon L. Bruha, Executive Vice President and CFO

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS[1][2]
($ 000s)

Post-Petition Debts	Current	1 - 30	31 - 60	61 - 90	90+	Total
Trade Accounts Payable[3]	$ 95,332	$ 2,203	$ 382	$ 11	$ 146	$ 98,076
Other Accruals	452,598					452,598
Total Accounts Payable	$ 547,931	$ 2,203	$ 382	$ 11	$ 146	$ 550,674

Advanced Payments and Customer Deposits	212,387					212,387
Interest Accrued	74,010					74,010
Taxes Accrued	295,595					295,595
Other Current & Accr Liabilities	286,194					286,194
Other Payables - Long Term	398,550					398,550

Total	$ 1,416,115	$ 2,203	$ 382	$ 11	$ 146	$ 1,817,409

Note 1: Excludes Long-Term Debt, Pension and OPEB, as well as other deferrals.
Note 2: The Debtors are currently working with their independent auditor to determine the proper balance and reporting for Liabilities Subject to Compromise. Once determined, certain liabilities are likely to be reclassified to/from Current and Other Liabilities to/from Liabilities Subject to Compromise.
Note 3: Amounts reflected as past due pertain to invoices which are being evaluated by the Debtors.  Once evaluation is complete, these invoices will be paid or reclassified as pre-petition liabilities.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-5: ACCOUNTS RECEIVABLE AGING
($ 000s)

	Current	31 - 60	61 - 90	90+	Total
Gross Receivables	$ 436,067	$ 68,347	$ 24,387	$ 194,095	$ 722,895
Less: Allowances and Reserves				(145,617)	(145,617)

Net Receivable Balance	$ 436,067	$ 68,347	$ 24,387	$ 48,477	$ 577,277

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-6: PAYMENTS TO INSIDERS[1]

Insider Name	Title	Type of Payment	Amount Paid During Period	Total Paid Case to Date
Bernard Han	President & CEO	Compensation	$ 108,333	$ 3,085,594
Bernard Han	President & CEO	Expense Reimbursement	252	8,407
John Lass[2]	EVP, Chief Transformation Officer	Compensation	n/a	924,141
John Lass[2]	EVP, Chief Transformation Officer	Expense Reimbursement	n/a	7,389
Steve Gable	EVP, Chief Technology Officer	Compensation	45,833	1,089,794
Kenneth Arndt	EVP, Chief Operations Officer	Compensation	50,000	1,157,500
Mark Nielsen	EVP, Chief Legal Officer & Chief Transactions Officer	Compensation	75,000	1,458,435
Elisa Bannon-Jones[2]	EVP, Chief HR Officer	Compensation	n/a	667,537
Sheldon Bruha	EVP, Chief Financial Officer	Compensation	45,833	1,032,295
Giovanni Maduri[2]	EVP, Chief Customer Officer	Compensation	n/a	1,169,065
Robert Schriesheim	Director	Fees	-	1,510,000
Kevin Beebe	Director	Fees	-	450,000
Mohsin Meghji	Director	Fees	-	450,000
Paul Keglevic	Director	Fees	-	450,000
Diana Ferguson	Director	Fees	-	176,250
Edward Fraioli	Director	Fees	-	180,000
Pamela Reeve	Director	Fees	-	292,500
Peter Bynoe	Director	Fees	-	172,500
John Stratton	Board Observer	Fees	-	359,341
Patrick Bartels	Board Observer	Fees	-	359,341

Total Payments to Insiders			$ 325,252	$ 15,000,090

Note 1: Appearance on this Schedule does not constitute admission that the individual is an Insider.  The parties identified as “insiders” have been included for informational purposes only. The inclusion of a party as an “insider” herein is not an acknowledgement or concession that such party is an insider under any applicable law. The payments to insiders disclosed herein only reflect payments made during the reporting period including payments made on account of prepetition obligations pursuant to the relief granted under the First Day Motions.

Note 2: Payments to these individuals in prior periods include severance.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-6: PAYMENTS TO RETAINED PROFESSIONALS[1]

Retained Professional	Role	Amount Paid During Period	Total Paid Case to Date
Kirkland & Ellis LLP	Debtor Restructuring Counsel	$ -	$ 22,294,002
FTI Consulting, Inc.	Debtor Financial Advisor	-	17,319,342
Communications Media Advisors, LLC	Debtor Technical Advisor	836,803	7,610,637
Delta Partners	Debtor Technical Advisor	3,335,447	5,877,535
Evercore Group L.L.C.	Debtor Investment Banker	501,517	27,627,220
Ernst & Young	Debtor Tax Advisor	164,003	1,962,366
KPMG	Debtor Tax Advisor	733,378	6,150,565
Prime Clerk	Claims Agent	95,640	7,177,120
PwC	Debtor Tax Advisor	145,164	356,834
Wilkinson Barker Knauer	Debtor Regulatory Counsel	94,162	648,188
Willkie Farr	Debtor Conflicts Counsel	-	36,425
Deloitte	Debtor Tax Advisor	629,921	629,921
Cravath, Swaine & Moore LLP	Debtor Divestiture Counsel	93,220	381,807
Kramer Levin Naftalis & Frankel LLP	UCC Counsel	-	4,956,080
Alvarez & Marsal North America, LLC	UCC Financial Advisor	-	1,329,373
UBS Securities LLC	UCC Investment Banker	354,375	908,031

Total Payments to Retained Professionals		$ 6,983,628	$ 105,265,445
Note 1: Includes all professionals with approved or pending retention applications.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re: FRONTIER COMMUNICATIONS CORPORATION, et al.	Case No. 20-22476 (RDD)
Reporting Period 2/1/21- 2/28/21
Federal Tax I.D. 06-0619596

MOR-7: DEBTOR QUESTIONNAIRE

Answer
Question	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X[1]
Are any post petition receivables (accounts, notes or loans) due from related parties?		X[2]
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X[1]
Are any amounts owed to post petition creditors delinquent?		X[3]
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?		X
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Note 1: Pursuant to the relief requested under the various First Day Motions and their respective orders, certain payments have been made on prepetition obligations as outlined in various motions (e.g. wages, customer programs, insurance, content, taxes & regulatory, critical vendors, lien claimants and 503(b)(9) claimants).

Note 2: The Debtors operate a centralized cash management system which generates intercompany payable balances between the Debtor entities.  These are generated in the normal course.

Note 3: Per MOR-4, trade payables reflected as past due pertain to invoices which are being evaluated by the Debtors.  Once evaluation is complete, these invoices will be paid or reclassified as pre-petition liabilities.